UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 23, 2008

Ibis Technology Corporation

(Exact name of Registrant as Specified in its Charter)

Massachusetts	000-26824	04-2987600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Cherry Hill Drive

Danvers, Massachusetts  01923

(Address of Principal Executive Offices)

(978) 777-4247

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On September 23, 2008, the Board of Directors of Ibis Technology Corporation (the “Company”) was notified by KPMG, LLP (“KPMG”) that KPMG had resigned as the Company’s principal accountants.

The audit reports issued by KPMG on the Company’s financial statements as of and for the years ended December 31, 2006 and 2007 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle, except as follows:

KPMG’s report on the financial statements of the Company as of and for the years ended December 31, 2006 and 2007 contained a separate paragraph stating that “the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management’s plan with regard to these matters, are discussed in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

Also, as discussed in Note 2(k) to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004), Share-based Payment, effective January 1, 2006.

During the years ended December 31, 2006 and 2007, and the subsequent interim period through September 23, 2008, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreement in connection with their opinion.  During the years ended December 31, 2006 and 2007, and the subsequent interim period through September 23, 2008, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except for a material weakness related to maintaining effective policies and procedures to ensure a sufficiently detailed management review of the preliminary financial statements, as more fully described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.  The Company believes that this material weakness was remediated as of June 30, 2008, as described in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

The Company provided KPMG with a copy of the disclosure included in this Form 8-K and requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made by the Company herein.  A letter from KPMG dated September 29, 2008 is attached hereto as Exhibit 16.1.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated September 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2008	IBIS TECHNOLOGY CORPORATION

	By:	/s/ William J. Schmidt
Name: William J. Schmidt
Title: Chief Financial Officer